Exhibit 99.1

2013 Second Quarter Financial Results August 7, 2013 NYSE: CF

All statements in this communication, other than those relating to historical facts, are “forward-looking statements.” These forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Important factors that could cause actual results to differ materially from our expectations include, among others: the volatility of natural gas prices in North America; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. agricultural industry; reliance on third party providers of transportation services and equipment; risks associated with cyber security; weather conditions; our ability to complete our recently announced production capacity expansion projects on schedule as planned and on budget or at all; risks associated with other expansions of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements from governmental authorities; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the significant risks and hazards involved in producing and handling our products against which we may not be fully insured; our reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; risks associated with international operations; losses on our investments in securities; deterioration of global market and economic conditions; our ability to manage our indebtedness; and loss of key members of management and professional staff. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the CF Industries Web site. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

Financial Highlights In millions, except percentages and EPS 2013 Q2 2012 Q2 Reported net sales $ 1,715 $ 1,736 Adjusted net sales (1) $ 1,715 $ 1,717 Reported gross margin 865 1,043 - As percent of reported sales 50.5% 60.1% Adjusted gross margin (1) 865 1,025 - As percent of adjusted sales (1) 50.5% 59.7% EBITDA (2) $ 913 $ 1,054 Net earnings attributable to common stockholders 498 606 Earnings per diluted share 8.38 9.31 Cash flow provided by operations (110) 446 Adjusted to exclude the impact of a retroactive modification to the selling price calculation methodology used for products sold by Canadian Fertilizers Limited (CFL). This modification impacts the comparability of the financial results between the 2012 and 2013 time periods. See explanation under “CFL Selling Price Modification” on slide 14, and slides 15 and 16 for the reconciliation of adjusted financial results and metrics. See slide 13 for EBITDA reconciliation. 3

Second Quarter Accomplishments Overcame difficult weather and market conditions Solid execution produced excellent financial results Robust nitrogen demand to support 97.4 million acres of corn Strong forward order book at the beginning of the quarter captured attractive ammonia and UAN prices Flexible production shifted between urea and UAN based on available margins Donaldsonville shipping flexibility enabled nitrogen exports Made substantial progress on capital allocation initiatives Completed acquisitions of CFL interests Issued $1.5 billion in long-term debt at attractive rates Repurchased 2.6 million shares for $474 million; year-to-date through August 5th repurchased 5.8 million shares for $1.1 billion Year-to-date share repurchases plus dividends represented 9.7% of company’s average market capitalization Obtained air permits for capacity expansion projects on July 15th 4

Historical Earnings Per Share 2009 2010 2011 2012 2013 Earnings per Share 5 Second quarter reporting periods $8.38

Q2 Nitrogen Segment Results (1) Graph source: Green Markets In millions, except as noted 2013 Q2 Reported H/(L) 2012 Q2 Reported H/(L) 2012 Q2 Adjusted Sales $ 1,525 $ 21 $ 39 Gross margin 847 (146) (128) - Percent 55.5% (11) pts (10) pts Volume (000 st) 3,608 76 76 Average selling prices ($/st) - Ammonia $ 704 $ 69 $ 80 - Urea 385 (137) (122) - UAN 341 17 N/A - AN 280 23 N/A Gas cost $/MMBtu $ 3.79 $ 0.66 N/A Mid-Corn Belt Prices 6 $/st 2011 2012 2013 Ammonia Urea UAN-32 See slides 14-16 for explanation and reconciliation of adjusted financial results.

Graph source: Green Markets In millions, except as noted 2013 Q2 H/(L) 2012 Q2 Sales $ 190 $ (42) Gross margin 18 (32) - Percent 9.5% (12) pts Volume (000 st) 421 (72) - Domestic 179 (23) - Export 242 (49) Average selling prices ($/st) - DAP $ 447 $ (25) - MAP 459 (5) DAP Central Florida Price Q2 Phosphate Segment Results 7 $/st 2011 2012 2013

YTD Financial Highlights 8 Adjusted to exclude the impact of a retroactive modification to the selling price calculation methodology used for products sold by Canadian Fertilizers Limited (CFL). This modification impacts the comparability of the financial results between the 2012 and 2013 time periods. See explanation under “CFL Selling Price Modification” on slide 14, and slides 15 and 16 for the reconciliation of adjusted financial results and metrics. See slide 13 for EBITDA reconciliation. In millions, except percentages and EPS YTD 2013 YTD 2012 Reported net sales $ 3,051 $ 3,263 Adjusted net sales (1) $ 3,051 $ 3,205 Reported gross margin 1,540 1,755 - As percent of reported sales 50.5% 53.8% Adjusted gross margin (1) 1,540 1,697 - As percent of adjusted sales (1) 50.5% 52.9% EBITDA (2) $ 1,564 $ 1,756 Net earnings attributable to common stockholders 905 975 Earnings per diluted share 14.80 14.81 Cash flow provided by operations 568 1,049

YTD Segment Results In millions, except as noted YTD 2013 H/(L) YTD 2012 Reported H/(L) YTD 2012 Adjusted Sales $ 2,623 $ (153) $ (95) Gross margin 1,495 (160) (102) - Percent 57.0% (3) pts (2) pts Volume (000 st) 6,604 (129) (129) Average selling prices ($/st) - Ammonia $ 674 $ 56 $ 76 - Urea 397 (93) (73) - UAN 335 21 N/A - AN 272 14 N/A Gas cost $/MMBtu $ 3.67 $ 0.36 N/A 9 In millions, except as noted YTD 2013 H/(L) YTD 2012 Sales $ 429 $ (59) Gross margin 46 (55) - Percent 10.6% (10) pts Volume (000 st) 916 (93) - Domestic 561 34 - Export 355 (127) Average selling prices ($/st) - DAP $ 464 $ (19) - MAP 480 (2) Nitrogen Segment (1) Phosphate Segment See slides 14-16 for explanation and reconciliation of adjusted financial results.

Supplemental Information 10 Forward NYMEX Natural Gas Strip (U.S. Dollars per MMBtu) Source: Bloomberg L.P. As of July 30, 2013. U.S. Farm Income (Billions of U.S. Dollars) Source: USDA Source: USDA, Green Markets, CME, CF. As of July 27, 2013. Returns calculated using average of March-April new crop futures prices and current 2014 new crop futures Estimated Returns Over Variable Costs for U.S. Farmers (U.S. Dollars per Acre) U.S. Planted Acreage (Millions of Acres) Source: USDA, CF Net Cash Income Gross Income

11 (1) Excludes 34% of Canadian Fertilizers Limited (CFL) that was owned by Viterra. CFL operations were treated as a consolidated variable interest entity in CF Industries Holdings, Inc. financial statements. (2) Acquisition of all outstanding interests in CFL closed April 30, 2013. (3) Approved ammonia debottleneck projects that are in process. (4) New plant construction projects. (5) As of the date of this presentation, the company had $1.9 billion of remaining share repurchase authorization. CF Industries’ Marketable Nitrogen Volumes and Shares Outstanding Million Nutrient Tons Million Shares Outstanding Share Count Capital Allocation Impact April 30, 2013 April 30, 2010 Jan. 31, 2013 (5)

Outlook/Summary Long-term earnings growth drivers Global population growth and shift to higher protein diets Projected 2% annual growth rate for global nitrogen market Solid agricultural fundamentals Attractive farmer profitability provided by current corn prices 92 million acres of corn projected for 2014 Healthy nitrogen demand Robust projected corn planting for 2014 supports expectation for strong ammonia application seasons Good customer interest in UAN summer fill program Lower phosphate input costs help offset challenging market conditions Expect to commence construction soon at expansion sites 12 CF Industries’ operational and financial performance demonstrates the company’s ability to execute in a market of higher highs and higher lows

EBITDA and Selected Items 13 (in millions) Three months ended June 30, Six months ended June 30, 2013 2012 2013 2012 Net earnings attributable to common stockholders $ 498.2 $ 606.3 $ 904.7 $ 974.7 Interest expense (income) – net 31.3 45.3 68.3 75.8 Income taxes 282.9 309.1 390.3 516.1 Depreciation, depletion and amortization 106.6 115.9 213.7 219.0 Less: Other adjustments(1) (6.2) (22.2) (12.8) (29.7) EBITDA(1) $ 912.8 $ 1,054.4 $ 1,564.2 $ 1,755.9 Memo: Selected items included above Unrealized mark-to-market (gains) losses on natural gas derivatives $ 18.0 $ (77.6) $ (4.4) $ (21.7) Losses (gains) on foreign currency derivatives (4.0) - 7.8 - Early write-off of loan fees - 15.2 - 15.2 Provision for liability to pre-IPO owners for NOL settlement - - 55.2 - Total $ 14.0 $ (62.4) $ 58.6 $ (6.5) (1) EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation, depletion and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

CFL Selling Price Modifications 14 Prior to April 30, 2013, CF Industries, Inc. (CF Industries) owned 49% of the voting common shares and 66% of the non-voting preferred shares of Canadian Fertilizers Limited (CFL), an Alberta, Canada based nitrogen fertilizer manufacturer and had the right to purchase 66% of the production of CFL. Also prior to April 30, 2013, Viterra, Inc. (Viterra) held 34% of the equity ownership of CFL and had the right to purchase up to 34% of CFL’s production. Both CF Industries and Viterra were entitled to receive distributions of net earnings of CFL based upon their respective purchases from CFL. CFL was a variable interest entity that was consolidated in the Company’s financial statements. On April 30, 2013, CF Industries completed the acquisitions of all of the outstanding interests in CFL that it did not already own and CFL became a wholly owned subsidiary of the Company. CF Industries’ and Viterra’s purchases of nitrogen fertilizer products from CFL were made under product purchase agreements, and the selling prices were determined under the provisions of these agreements. An initial selling price was paid to CFL based upon CFL’s production cost plus an agreed-upon margin once title passed as the product was shipped. At the end of the year, the difference between the market price realized on sales of products purchased from CFL and the price based on production cost plus an agreed-upon margin was paid to CFL. The sales revenue attributable to this difference was accrued by the Company on an interim basis. Until April 30, 2013 when CFL became a wholly owned subsidiary in the Company’s financial statements, net sales and accounts receivable attributable to CFL were solely generated by transactions with Viterra, as all transactions with CF Industries were eliminated in consolidation in the Company’s financial statements. In the fourth quarter of 2012, the CFL Board of Directors approved an amendment to the product purchase agreements retroactive to January 1, 2012 that modified the selling prices that CFL charged for products sold to Viterra and CF Industries which eliminated the requirement to pay to CFL the difference between the market price realized and the price based on production cost plus an agreed-upon margin. The following summarizes the selling prices in the product purchase agreements that impacted the Company’s results both before and after the effective date of the amendment. For sales prior to October 1, 2012, the Company’s consolidated financial statements reflected the market based selling prices for products purchased from CFL, including sales made by CFL to Viterra. For sales on or after October 1, 2012 and before April 30, 2013, CFL selling prices were based on production cost plus an agreed-upon margin. Starting on April 30, 2013, CFL became a wholly owned subsidiary of CF Industries. Once CFL became a wholly owned subsidiary, CF industries began purchasing all of the output of CFL for resale and reported those sales in its consolidated financial statements at market prices. The selling price amendments to the product purchase agreements impact the comparability of the Company’s financial results. These changes affect the year-over-year comparability of net sales, gross margin, operating earnings, earnings before income taxes and net earnings attributable to noncontrolling interest for the first four months of 2013, but do not impact the comparability of the Company’s net earnings attributable to common stockholders or net cash flows for the same period. In order to provide comparable information for the periods presented, certain financial information is being provided for the prior year comparable periods adjusted as if the current year CFL pricing calculation methodologies had been used in the prior year comparable period. For example, in the current year second quarter, CFL’s sales are included in the consolidated financial results as follows. For the period April 1, 2013 to April 30, 2013, CFL’s sales to Viterra are reflected at cost plus an agreed upon margin. For the period May 1, 2013 to June 30, 2013, CFL was a wholly owned subsidiary and all sales of CFL production purchased by CF Industries are included at market prices. The following tables adjust prior year comparable periods for consolidated and nitrogen segment data to reflect the month and four month period ended April 30, 2012 at cost plus an agreed margin and the months of May and June 2012 at market based selling prices to be comparable to actual 2013 results.

15 CFL Selling Price Modifications CONSOLIDATED RESULTS Three months ended Six months ended June 30, June 30, 2013 2012 2013 2012 (in millions, except as noted) Net sales As reported $ 1,714.9 $ 1,735.6 $ 3,051.4 $ 3,263.2 Impact of selling price adjustment - (18.2) - (57.9) As adjusted $ 1,714.9 $ 1,717.4 $ 3,051.4 $ 3,205.3 Gross margin As reported $ 865.2 $ 1,043.3 $ 1,504.3 $ 1,755.1 Impact of selling price adjustment - (18.2) - (57.9) As adjusted $ 865.2 $ 1,025.1 $ 1,504.3 $ 1,697.2 Gross margin percentage As reported 50.5% 60.1% 50.5% 53.8% Impact of selling price adjustment - (0.4)% - (0.9)% As adjusted 50.5% 59.7% 50.5% 52.9% Net earnings attributable to noncontrolling interest As reported $ 19.9 $ 72.0 $ 42.8 $ 135.3 Impact of selling price adjustment - (18.2) - (59.7) As adjusted $ 19.9 $ 53.8 $ 42.8 $ 77.4

16 Three months ended Six months ended NITROGEN SEGMENT DATA June 30, June 30, 2013 2012 2013 2012 (in millions, except as noted) Net sales As reported $ 1,525.2 $ 1,504.1 $ 2,622.8 $ 2,775.8 Impact of selling price adjustment - (18.2) - (57.9) As adjusted $ 1,525.2 $ 1,485.9 $ 2,622.8 $ 2,717.9 Gross margin As reported $ 847.2 $ 992.9 $ 1,494.8 $ 1,655.0 Impact of selling price adjustment - (18.2) - (57.9) As adjusted $ 847.2 $ 974.7 $ 1,494.8 $ 1,597.1 Gross margin percentage As reported 55.5% 66.0% 57.0% 59.6% Impact of selling price adjustment - (0.4)% - (0.8)% As adjusted 55.5% 65.6% 57.0% 58.8% Average selling prices (dollars per ton) Ammonia As reported $ 704 $ 635 $ 674 $ 618 Impact of selling price adjustment - (11) - (20) As adjusted $ 704 $ 624 $ 674 $ 598 Granular urea As reported $ 385 $ 522 $ 397 $ 490 Impact of selling price adjustment - (15) - (20) As adjusted $ 385 $ 507 $ 397 $ 470 CFL Selling Price Modifications